Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 23, 2021 (the “First Amendment Effective Date”), is entered into by and between CHEMOCENTRYX, INC., a Delaware corporation, and each of its Qualified Subsidiaries (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Loan and Security Agreement (hereinafter defined) (collectively, referred to as “Lender”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, “Agent”).

Borrower, Lender and Agent are parties to that certain Amended and Restated Loan and Security Agreement dated as of January 8, 2020 (as amended, restated or modified from time to time, the “Loan and Security Agreement”). Borrower has requested that Agent and Lender agree to certain amendments to the Loan and Security Agreement. Agent and Lender have agreed to such requests, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement as amended by this Amendment.
(b)
Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement as amended by this Amendment shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan and Security Agreement. The Loan and Security Agreement shall be amended as follows effective as of the First Amendment Effective Date:
(a)
New Definition. The following definition is added to Section 1.1 in its proper alphabetical order:

“First Amendment Effective Date” means July 23, 2021.

(b)
Amended Definitions. The following definitions are hereby amended and restated as follows:

“Tranche 1 Amortization Date” means January 1, 2022.

“Tranche 2 Amortization Date” means January 1, 2022.

(c)
Section 2.2(d). The second sentence of Section 2.2(d) is hereby amended and restated as follows:

“Commencing on the First Amendment Effective Date, Borrower shall repay the aggregate Tranche principal balance that is outstanding on the day immediately preceding the applicable Amortization Date of such Tranche, in equal monthly installments of principal and interest (mortgage style) beginning on such Amortization Date and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity obligations) with respect to such Tranche are repaid.”

(d)
References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3
Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)
Fees and Expenses. Borrower shall have paid (i) all attorney fees and other costs and expenses then due in accordance with Section 5(e) of this Amendment, and (ii) all other fees, costs and expenses, if any, due and payable as of the First Amendment Effective Date under the Loan and Security Agreement as amended by this Amendment.
(b)
This Amendment. Agent shall have received this Amendment, executed by Agent, Lender and Borrower.
(c)
Representations and Warranties; No Default. On the First Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)
The representations and warranties contained in Section 4 shall be true and correct on and as of the First Amendment Effective Date as though made on and as of such date; and
(ii)
There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4
Representations and Warranties. To induce Agent and Lender to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Effect; and (c) that the information included in the Perfection Certificate delivered to Agent on the New Loan Effective Date remains true and correct in all material respects. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).
SECTION 5
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

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(ii)
Borrower hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan and Security Agreement, including without limitation any Advance funded on or after the First Amendment Effective Date.
(i)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of any Loan Party’s Secured Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.
(c)
Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment under the Loan and Security Agreement or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The provisions of this section shall survive payment in full of the Secured obligations, full performance of all the terms of this Amendment and the other Loan Documents.

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(d)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lender that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)
Costs and Expenses. Borrower agrees to pay to Agent the date hereof the reasonable out-of-pocket costs and expenses of Agent and Lender party hereto, and the fees and disbursements of counsel to Agent and Lender party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the First Amendment Effective Date or after such date.
(f)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)
Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(h)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(i)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)
Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(a)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act..

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

CHEMOCENTRYX, INC.

Signature: /s/ Thomas J. Schall, Ph.D._______

Print Name: Thomas J. Schall, Ph.D.

Title: President and Chief Executive Officer

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AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Jennifer Choe___________

Print Name: Jennifer Choe

Title: Associate General Counsel

LENDER:

HERCULES CAPITAL, INC.

Signature: /s/ Jennifer Choe____________

Print Name: Jennifer Choe

Title: Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2018-1

Signature: /s/ Jennifer Choe____________

Print Name: Jennifer Choe

Title: Associate General Counsel

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